UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2022

CAPSTAR FINANCIAL HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Tennessee	001-37886	81-1527911
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Demonbreun Street, Suite 700
Nashville, Tennessee		37203
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 615 732-6400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	CSTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreement with Chief Executive Officer

On April 21, 2022 Timothy K. Schools entered into an Employment Agreement (the “Schools Agreement”) with CapStar Financial Holdings (the "Company") and the Company’s subsidiary, Capstar Bank (the “Bank”) to serve as the President and Chief Executive Officer of the Company and the Bank. The Schools agreement is effective May 14, 2022 and replaces the current employment agreement that was entered into on May 13, 2019 between the Company and Mr. Schools. The term of the Employment Agreement extends until May 14, 2025 (the “Employment Period”), provided that at the end of each month of the Employment Period, the Employment Period shall extend automatically for an additional month, such that Employment Period shall expire on the third anniversary of such extension date, until any party provides the other parties advance written notice of its desire to cease extending the Employment Period. Pursuant to the Schools Agreement, Mr. Schools' base salary will be $525,000 per annum, and Mr. Schools will be eligible to receive: (i) an annual target bonus opportunity of not less than 50% of his base salary with a threshold of 50% of the target bonus opportunity and maximum of 150% of the target bonus opportunity, subject to satisfying applicable performance goals; (ii) an annual equity award with a target opportunity of not less than 100% of his base salary; and (iii) a charitable match up to $25,000. During the Employment Period, Mr. Schools also will be entitled to participate in other employment benefit plans and programs of the Company that are generally applicable to other employees. Additional terms provided for under the Schools Agreement include the following:

•

Mr. Schools’ employment may be terminated during the Employment Period at any time by the Company, with or without cause (as defined in the Schools Agreement), or by Mr. Schools with or without good reason (as defined in the Schools Agreement) and is subject to the potential for severance payments as discussed below.

•

In the event, during the Employment Period, that the Company terminates Mr. Schools’ employment without cause or Mr. Schools resigns for good reason, Mr. Schools will be entitled to:

•
The sum of (A) the portion of the annual base salary due for the period through the date of termination to the extent not theretofore paid and (B) business expenses that have not been reimbursed by the Company as of the date of termination.
•
Any unpaid annual bonus earned by Mr. Schools in respect of the fiscal year of the Company that was completed on or prior to the date of termination.
•
An amount equal to the product of the greater of (A) the target annual bonus opportunity for the fiscal year in which the date of termination occurs and (B) the average of the annual bonuses paid or payable to Mr. Schools in respect of the last three full fiscal years prior to the date of termination multiplied by a fraction, the numerator of which is the number of days in the fiscal year in which the date of termination occurs through the date of termination, and the denominator of which is 365.
•
An amount payable in lump sum equal to three times the annual base salary and annual bonus amount.
•
An amount equal to 125% of the monthly premiums for coverage under the Company's health care and life insurance plans for three years.
•
The vesting of any unvested equity awards held by Mr. Schools as of the date of termination shall be determined in discussion with the Board of Directors of the Company and Mr. Schools considering the circumstances of the termination.

•	The Employment Agreement provides for various customary business protection provisions, including non-competition, non-solicitation, non-disparagement, and confidentiality provisions.

The above summary of the Schools Agreement is qualified by reference in its entirety to the full Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Employment Agreement with Chief Credit Policy Officer and Executive Vice President of Specialty Banking

On April 21, 2022 Christopher G. Tietz entered into an Employment Agreement (the “Tietz Agreement”) with the Company and the the Bank to serve as the Company’s Chief Credit Policy Officer and Executive Vice President, Specialty Banking. The Tietz agreement is effective June 1, 2022 and replaces the current employment agreement that was entered into on September 14, 2021 between the Company and Mr. Tietz. The term of the Employment Agreement extends until June 1, 2025 (the “Employment Period”), provided that at the end of each month of the Employment Period, the Employment Period shall extend automatically for an additional month, such that Employment Period shall expire on the third anniversary of such extension date, until any party provides the other parties advance written notice of its desire to cease extending the Employment Period. Pursuant to the Tietz Agreement, Mr. Tietz’s base salary will be $315,000 per annum, and Mr. Tietz will be eligible to receive an annual target bonus of not less than 40% of his base salary with a threshold of 50% of the target bonus opportunity and maximum of 150% of the target bonus opportunity, subject to satisfying applicable performance goals. Mr. Tietz also will be entitled to participate in the Company’s equity award plan and in other employment benefit plans and programs of the Company that are generally applicable to other employees. Additional terms provided for under the Tietz Agreement include the following:

•

Mr. Tietz’s employment may be terminated during the Employment Period at any time by the Company, with or without cause (as defined in the Tietz Agreement), or by Mr. Tietz with or without good reason (as defined in the Tietz Agreement) and is subject to the potential for severance payments as discussed below.

•

In the event, during the Employment Period, that the Company terminates Mr. Tietz’s employment without cause or Mr. Tietz resigns for good reason, Mr. Tietz will be entitled to:

•
The sum of (A) the portion of the annual base salary due for the period through the date of termination to the extent not theretofore paid and (B) business expenses that have not been reimbursed by the Company as of the date of termination.
•
Any unpaid annual bonus earned by Mr. Tietz in respect of the fiscal year of the Company that was completed on or prior to the date of termination.
•
An amount equal to the product of the greater of (A) the target annual bonus opportunity for the fiscal year in which the date of termination occurs and (B) the average of the annual bonuses paid or payable to Mr. Tietz in respect of the last three full fiscal years prior to the date of termination multiplied by a fraction, the numerator of which is the number of days in the fiscal year in which the date of termination occurs through the date of termination, and the denominator of which is 365.
•
An amount payable in lump sum equal to one times the annual base salary and bonus amount.
•
An amount equal to 125% of the monthly premiums for coverage under the Company's health care and life insurance plans for one year.
•
The vesting of any unvested equity awards held by Mr. Tietz as of the date of termination shall be determined in discussion with the Board of Directors of the Company and Mr. Tietz considering the circumstances of the termination.

•	The Employment Agreement provides for various customary business protection provisions, including non-competition, non-solicitation, non-disparagement, and confidentiality provisions.

The above summary of the Tietz Agreement is qualified by reference in its entirety to the full Agreement, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Change in Control Continuity Agreement with Each Of The Chief Executive Officer and Chief Credit Policy Officer and Executive Vice President of Specialty Banking

On April 21, 2022 the Company and Bank entered into a Change in Control and Continuity Agreement (each, a “CIC Agreement", and, together, the "CIC Agreements”) with each of Timothy K. Schools and Christopher G. Tietz (each an "Executive"). Pursuant to each CIC Agreement, in the event of a termination of the Executive’s employment within three years following, or in anticipation of, a Change in Control (as defined in the CIC Agreement) (a) by the Company without Cause (as defined in the CIC Agreement) or (b) by the Executive for Good Reason (as defined in the CIC Agreement), the Executive is entitled to a general entitlement of:

•
a lump sum payment equal to the Executive’s unpaid annual Base Salary through the date of termination
•
the Executive's annual bonus payments earned but not yet paid for any calendar year prior to the year of termination
•
the Executive's pro rata annual bonus for the year of termination
•
a change-in-control entitlement consisting of
o
a lump sum payment equal to the product of (I) the Severance Multiple (three in the case of Mr. Schools and one in the case of Mr. Tietz as defined in the CIC Agreement), multiplied by (II) the sum of (x) Executive’s annual base salary and (y) the annual bonus amount.

o
any equity-based awards held by Executive as of the Date of Termination shall vest in full (with any performance goals deemed satisfied at the target level) and shall be settled within thirty (30) days following the Date of Termination.
o
an amount equal to the Company’s contributions under the tax-qualified defined contribution plan and any excess or supplemental defined contribution plans sponsored by the Company, in which Executive participates as of immediately prior to the Date of Termination (subject to the terms and qualifications outlined in the CIC Agreement).
o
immediate and unconditional vesting of any unvested stock options and stock grants previously granted to the Executive and the right, for one year following such termination, to exercise any stock options or stock grants held by the Executive.
o
an amount equal to the product of (A) the sum of (x) 125% of the monthly premiums for coverage under the Company's health care plans for purposes of continuation coverage under Section 4980B of the Internal Revenue Code with respect to the maximum level of coverage in effect for Executive and Executive’s dependents as of immediately prior to the date of termination, and (y) 125% of the monthly premium for coverage (based on the rate paid by the Company for active employees) under the life insurance plans of the Company, in each case, based on the plans and at the levels of participation in which Executive participates as of immediately prior to the date of termination, multiplied by (B) the number of months in the Severance Period (as defined by the CIC Agreement); and subject to Executive’s payment of any applicable premiums, to the extent administratively practicable, Company shall permit Executive and Executive’s spouse and dependents to continue to participate, at their own cost, in such health care plans during the Severance Period.
o
the Company shall, at its sole expense as incurred, provide Executive with outplacement services the scope and provider of which shall be selected by Executive in Executive’s sole discretion, but the cost thereof shall not exceed $25,000.

The above summary of the CIC Agreements is qualified in its entirety by the full text of the form of the CIC Agreement, which is attached hereto as Exhibits 10.3 and 10.4 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits The following exhibit index lists the exhibits that are filed with this Current Report on Form 8-K.

EXHIBIT INDEX

Exhibit Number	Description
10.1	Employment Agreement Dated April 21, 2022 By and Among CapStar Financial Holdings, CapStar Bank and Timothy K. Schools
10.2	Employment Agreement Dated April 21, 2022 By and Among CapStar Financial Holdings, CapStar Bank and Christopher G. Tietz
10.3	Change in Control Agreement Dated April 21, 2022 By and Among CapStar Financial Holdings, CapStar Bank and Timothy K. Schools
10.4	Change in Control Agreement Dated April 21, 2022 By and Among CapStar Financial Holdings, CapStar Bank and Christopher G. Tietz
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAPSTAR FINANCIAL HOLDINGS, INC.

Date:	April 26, 2022	By:	/s/ Michael J. Fowler
Michael J. Fowler Chief Financial Officer